                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                 July 15, 2002



                         PROVIDENT FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             OHIO                         1-8019                 31-0982792
--------------------------------  -----------------------   -------------------
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
        incorporation)                                      Identification No.)



ONE EAST FOURTH STREET, CINCINNATI, OHIO                          45202
--------------------------------------------------------     ------------------
(Address of principal executive offices)                         Zip Code



Registrant's telephone number, including area code           (513) 579-2000
                                                          ---------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

         On July 15, 2002, Provident Financial Group, Inc., an Ohio corporation (the "Company"), entered into an Underwriting Agreement relating to the sale of $75,000,000 aggregate principal amount of 8.375% Senior Notes due 2032. This Current Report on Form 8-K is being filed for the purpose of filing the underwriting agreement as an exhibit to the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        10 Underwriting Agreement dated July 15, 2002 between Provident Financial Group, Inc. and Lehman Brothers Inc., as Representative of the several underwriters.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PROVIDENT FINANCIAL GROUP, INC.


Date: July 16, 2002              By: /s/ Mark E. Magee
                                    -------------------------------------------
                                        Mark E. Magee
                                        Vice President and Secretary

                                      -3-